UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10569

First Funds

(Exact name of registrant as specified in charter)
First Financial Capital Advisors LLC

300 High Street, Hamilton, Ohio	45012

(Address of principal executive offices)	(Zip code)
BISYS Fund Services, 3435 Stelzer Rd. Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(888) 494-8510

Date of fiscal year end:	April 30, 2007

Date of reporting period:	April 30, 2007

Item 1. Reports to Stockholders.

(formerly Legacy Funds Group)
Annual Report
April 30, 2007
First Caliber Equity
First Sterling Income
First Elite Money Market

First Funds

First Funds
Dear Investors
On behalf of First Financial Capital Advisors, we extend greetings to our existing clients and a warm welcome to our newest relationships. Our Investment Management Team continues to strive to exceed your expectations, bringing forth excellence along with innovative investment solutions.
The U.S. Economy continues to grow, but at a slower pace from years past, with only 0.7% in the most recent quarter. The economy experienced annual growth of 3.4% in 2006, up from 3.1% in 2005. In 2006 we saw economic growth slowing, reflecting a cooling in the housing market, as well as an increase in energy prices and interest rates. However, we still expect U.S. Gross Domestic Product1 of 2.5%, with strength in non-residential construction, exports and business equipment expenditures offsetting some of the weaknesses in manufacturing and housing. The housing sector continues to adjust, while the economy seems likely to expand at a moderate pace over future quarters. Despite the housing slowdown, consumer spending has been remarkably durable and remains one of the key supports for growth. Year-to-date, same-store sales on average are up 4.2% for the Top 50 Fortune 500 national store chains. Inflation peaked in September of 2006, cooling towards the end of 2006 and continues to recede to date. Although the Federal Reserve Board (the “Fed”) only raised its target short term rate two times in the last 12 months, from 4.75% to 5.25%, inflation risks still remain in focus, as core inflation remains higher than expected and energy prices are likely to boost inflation in the coming months. However, healthy employment numbers and wage increases continue, thus offsetting some of the pressures of inflation. Therefore, while we believe that core inflation will decline over the next 12-18 months, we expect the Fed to leave the fed funds rate at 5.25% and possibly look at cutting that rate mid to late next year.
The yield on the 10-year Treasury bond dropped from 5.06% to 4.88% in the course of the last year, as foreigners aggressively purchase U.S. debt. We continue to expect a relatively flat yield curve and long-term rates to remain low. However, if productivity slows further and inflation continues to threaten, or if the markets perceive lower odds of the Fed easing this year, we may see yields rise toward trading ranges of the middle of 2006. Due to lowering interest rates, as well as a decline in commodity prices, the market experienced a rebound rally in the latter half of 2006, with larger companies dominating the gains. The S&P has handily outperformed the Small Cap Indexes by 4.7% over the last year. The relative valuation of equities versus bonds continues to favor equities and previous equity bull markets have typically ended as the earnings yield of S&P 500 has fallen below 10-year Treasury Yields.
In 2006, international markets substantially outpaced U.S. equities, partly due to the declining dollar. We expect this pattern to continue, based on attractive equity valuations outside the U.S. market, with stable earnings growth in Europe and the Pacific. Spring 2006 brought about a drop in the international market. Toward the second half of the year we saw some recovery, although it was concentrated in equities perceived to have less risk. Thus, stocks in companies with larger market capitalization and more stable business did considerably better than more cyclical or commodity-oriented firms. We recommend that investors focus on a globally

First Funds
diversified asset allocation to participate in the continuing global bull market.
Looking forward, we expect that Bond investors may continue to experience a challenging investment climate; suggesting cautious positioning and an oversupply of compelling relative value opportunities in the higher volatility arenas. Currently speaking, we are not overly bullish or bearish in any one economic sector as stocks remain modestly undervalued and we are fundamentally bullish on the market. Finally, with international markets expected to outpace U.S. Equities in the next 12 months, we recommend investors focus on an asset allocation strategy that participates in the ongoing global bull market. We will closely monitor any new developments in the economy and in the equity and bond markets, and will adjust our investment outlook to reflect any significant changes accordingly.
We thank you for your confidence in the First Funds Group. If you have any questions or would like additional information, please call 1-888-494-8510.
Sincerely,
Terry Monahan
SVP-Chief Investment Officer
First Financial Capital Advisors, LLC
Investment Concerns
International investing involves increased risk and volatility. An investment in an international Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability.
Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalent offer low risk and low return potential.

1 The Gross Domestic Product (GDP) is the measure of the market value of the goods and services produced by labor and property in the United States.
This material must be preceded or accompanied by a current prospectus. An investor should consider the fund’s investment objectives, risks, and charges and expenses carefully before investing or sending any money. This and other important information about the investment company can be found in the fund’s prospectus. To obtain more information, call 1-888-494-8510. Please read the prospectus carefully before investing.

First Funds
First Caliber Equity
(formerly The Multi Cap Core Equity Fund)
Portfolio Manager
Terry Monahan, Jr.
Chief Investment Officer
Senior Vice President
First Financial Capital Advisors
Investment Concerns
Small-capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure and, historically, their stocks have experienced a greater degree of volatility.
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
The First Caliber Equity’s Trust Class Shares gained 12.21% (after expenses) for the 12 month period ended April 30, 2007. The Fund’s benchmark, as represented by the S&P 500, returned 15.23% during that period.
However, the change to a new investment management team at the end of the calendar year 2006 has resulted in significantly improved performance. The calendar year-to-date return for the Fund as of April 30, 2007 was 5.12% compared to the S&P 500 return of 5.10%, resulting in relative out-performance of 0.02%1. Stocks posted good returns for the period, led by shares of materials, energy, and telecom firms. The economic environment helped the Fund generate solid absolute performance for the fiscal year and exceptional relative performance for the calendar year, 2007.
Stock selection detracted from performance relative to the benchmark through the first part of the fiscal year, as multiple economic sectors weighed on relative returns. During that period, the Fund favored shares of large, high-quality firms, but shares of lower quality small and medium sized firms continued to lead the market. However, the new investment management team has improved the stock selection process as it has now enhanced performance relative to the benchmark for the current calendar year 2007. The management team now focuses on companies with good earnings growth potential and solid momentum while trading at a reasonable price based on their proprietary multi-factor risk model.2
The investment management team reduced the significant overweight position in energy stocks during the later half of the fiscal year, and didn’t have a meaningful over or underweight in any economic sector compared to the benchmark, as of April 30. The team has produced a positive performance for the period, by participating in the best performing industries, while minimizing risk with sector weights comparable to the S&P 500.

1 The calendar year-to-date returns as of April 30, 2007 for First Caliber Equity Fund Class A with and without load were 1.96% and 5.10%, respectively.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher.
2 Portfolio composition is subject to change.

First Funds
First Caliber Equity
Average Annual Total Returns as of April 30, 2007

	1 Year	5 Year	10 Year

First Caliber Equity
Class A without load	12.02%	5.63%	6.48%
Class A with load*	8.70%	5.00%	6.15%
Trust Class	12.21%	5.88%	6.73%

S&P 500 Index	15.23%	8.54%	8.04%

Expense Ratios (UNAUDITED)	Gross	Net

Class A	1.46%	1.25%
Trust Class	1.21%	1.00%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 888-494-8510.
Investment performance reflects contractual fee waivers in effect from April 30, 2006 through August 28, 2007. Without these fee waivers, the performance would have been lower.

* Reflects the maximum sales charge of 3.00%.
The quoted performance of the First Caliber Equity includes performance of certain collective trust fund (“Commingled”) accounts advised by First Financial Bank (formerly First National Bank of Southwestern Ohio) that had investment objectives and policies substantially equivalent to those of the Fund for periods dating back to April 30, 1997, and prior to the Fund’s commencement of operations on May 13, 2002, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts’ performance may have been adversely affected.
The above chart represents a hypothetical investment of $10,000 in the Trust Class Shares of the First Caliber Equity from 4/30/97 to 4/30/07, and represents the reinvestment of dividends and capital gains in the Fund. The quoted performance for the Fund reflects the reimbursement of certain Fund expenses by the Fund’s Advisor. Had these expenses not been reimbursed, the Fund’s performance would have been lower. The Fund’s performance in the chart and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
The Fund’s performance is compared to the S&P 500 Index, which is an unmanaged index that generally reflects the performance of the U.S. stock market as a whole. The index does not reflect the deduction of fees, such as investment management and fund accounting fees, or taxes associated with a mutual fund. The performance of the Fund reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

First Funds
First Sterling Income
(formerly The Core Bond Fund)
Portfolio Manager
Terry Monahan, Jr.
Chief Investment Officer
Senior Vice President
First Financial Capital Advisors
Investment Concerns
Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.
The First Sterling Income’s Trust Class Shares (after expenses) gained 6.07% for the 12 month period ended April 30, 2007. The Fund’s benchmark, the Merrill Lynch 1-10 Year Government/Corporate Index returned 6.66% during that period. The slight underperformance of the Fund compared to the Merrill Lynch 1-10 Year Government/Corporate Index was attributable to the fees and expenses associated with the Fund, but not the Index.
The Fund generated returns gross of management fees that were relatively in line with its benchmark. The Fund held an overweight position in corporate bonds, and a sizable position in collateralized mortgage obligations, which helped boost returns against the benchmark due to offering higher yields than agency or Treasury bonds. Holding bonds with longer maturities allowed the Fund to capture more yield and reduced the frequency with which we could reinvest the bonds’ principal as yield fell.1
During the past 12 months the Fed raised its target short-term rate twice, bringing the fed funds from 4.75% at the beginning of the period to 5.25% as of April 30, 2007. However, yields on short- and intermediate-term bonds have fallen due to the wide speculation of a possible fed funds rate cut. In addition, long-term yields were volatile with the 10 year Treasury trading down from 5.08% to 4.08% during the last 12 months.

1 Portfolio composition is subject to change.

First Funds
First Sterling Income
Average Annual Total Returns as of April 30, 2007

	1 Year	5 Year	10 Year

First Sterling Income
Class A without load	5.69%	3.23%	4.46%
Class A with load*	3.07%	2.70%	4.20%
Trust Class	6.07%	3.49%	4.72%

Merrill Lynch 1-10 Year Government/Corp. Index	6.66%	4.63%	5.90%

Expense Ratios (UNAUDITED)	Gross	Net

Class A	1.25%	1.03%
Trust Class	1.00%	0.78%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 888-494-8510.
Investment performance reflects contractual fee waivers in effect from April 30, 2006 through August 28, 2007. Without these fee waivers, the performance would have been lower.

* Reflects the maximum sales charge of 2.50%.
The quoted performance of the First Sterling Income includes performance of certain collective trust fund (“Commingled”) accounts advised by First Financial Bank (formerly First National Bank of Southwestern Ohio) that had investment objectives and policies substantially equivalent to those of the Fund for periods dating back to April 30, 1997, and prior to the Fund’s commencement of operations on May 13, 2002, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts’ performance may have been adversely affected.
The above chart represents a hypothetical investment of $10,000 in Trust Class Shares of the First Sterling Income from 4/30/97 to 4/30/07, and represents the reinvestment of dividends and capital gains in the Fund. The quoted performance for the Fund reflects the reimbursement of certain Fund expenses by the Fund’s Advisor. Had these expenses not been reimbursed, the Fund’s performance would have been lower. The Fund’s performance in the chart and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
The Fund’s performance is compared to the Merrill Lynch 1-10 Year Government/Corporate Index, which is composed of bonds that have maturities between 1 and 9.99 years. The securities in the index must be investment grade (Baa/BBB or higher) with amounts outstanding in excess of $1 million and have at least one year to maturity. The index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees, or taxes associated with a mutual fund. The performance of the Fund reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

First Funds
First Elite Money Market
(formerly The Federal Money Fund)
Portfolio Manager
Cheryl Z. Germeroth
Principal Portfolio Manager
Munder Capital Management
Investment Concerns
An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
Yields on money market securities held steady for most of the period between May 1, 2006, and April 30, 2007. The Federal Reserve Board raised its target short term interest rate in May and June of 2006, but left the rate unchanged at 5.25% at seven subsequent meetings. In support of its decision to halt the increase in rates, policy makers cited a moderation in economic growth and an expected moderation in inflation pressures.
During the May and June 2006 period, while the Fed was still increasing interest rates and money market rates were moving higher, purchases in the Fund were concentrated in securities with maturities ranging from one month to three months. This kept the average maturity of the Fund relatively short, and positioned the Fund to take advantage of increases in money market yields. For the remainder of the 12 months ended April 30, 2007, with the round of rate increases ended and money market rates fairly stable, purchases in the Fund were focused on a wider maturity range of one month to six months. This moved the average maturity of the Fund to a more neutral position, an appropriate strategy during a period in which rates were relatively stable and there was no clear indication of future rate trends.1

1 Portfolio composition is subject to change.

	7-Day	7-Day
Yields as of April 30, 2007	Current	Effective

Class A	4.47%	4.57%
Trust	4.71%	4.82%

Expense Ratios (UNAUDITED)	Gross	Net

Class A	0.76%	0.73%
Trust Class	0.51%	0.48%

Past performance does not guarantee future results. Yields will fluctuate with changes in market conditions. The performance data quoted represents past performance and current returns may be lower or higher. To obtain performance information current to the most recent month end, please call 888-494-8510.
Investment performance reflects contractual fee waivers in effect from April 30, 2006 through August 28, 2007. Without these fee waivers, the performance would have been lower.

First Funds
Security Allocation
First Funds invested, as a percentage of net assets, in the following industries as of April 30, 2007.
First Caliber Equity:

Percentage of
Security Allocation	Net Assets

Consumer Discretionary	9.9%
Consumer Staples	6.7%
Energy	10.2%
Financial	22.1%
Health Care	13.2%
Industrials	12.1%
Information Technology	15.0%
Investment Companies	2.5%
Mutual Fund	1.9%
Telecom Services	3.5%
Utilities	3.2%

Total	100.3%

First Elite Money Market:

Percentage of
Security Allocation	Net Assets

Investment Companies	0.1%
Master Demand Notes	19.5%
U.S. Government Agencies	80.7%

Total	100.3%

First Sterling Income:

Percentage of
Security Allocation	Net Assets

Aerospace/Defense	0.9%
Banking, Finance & Insurance	30.3%
Computer Peripherals	0.9%
Energy	0.5%
Food & Beverages	0.8%
Health Care	1.0%
Industrial Goods & Services	0.9%
Investment Companies	0.9%
Medical Instruments	0.5%
Multimedia	0.5%
Paper and Related Products	0.9%
Personal Care	3.2%
Pharmaceuticals	3.3%
Retail	4.9%
Software	0.9%
Telecommunications	3.7%
U.S. Government Securities	29.7%
U.S. Treasury Obligations	15.4%

Total	99.2%

Security allocations are subject to change.
See notes to financial statements.

First Funds

First Caliber Equity
Schedule of Portfolio Investments
April 30, 2007

	Security
Shares	Description	Value
Common Stocks (95.9%):
Consumer Discretionary (9.9%):
25,000	Abercrombie & Fitch Co.	$2,041,500
25,000	Black & Decker Corp.	2,268,000
184,200	GameStop Corp. (a)	6,109,914
45,000	J.C. Penney Co., Inc.	3,559,050
109,000	Liz Claiborne, Inc.	4,874,480
73,600	Omnicom Group, Inc.	7,706,656

		26,559,600

Consumer Staples (6.7%):
92,000	Colgate-Palmolive Co.	6,232,080
113,900	PepsiCo, Inc.	7,527,651
67,600	Procter & Gamble Co.	4,347,356

		18,107,087

Energy (10.2%):
70,100	China Petroleum and Chemical Corp.	6,113,421
170,000	ConocoPhillips	11,789,500
129,000	Devon Energy Corp.	9,400,230

		27,303,151

Financial (22.1%):
73,800	AllianceBernstein Holding LP	6,712,848
25,200	Bank of New York Co., Inc.	1,020,096
33,950	Capital One Financial Corp.	2,521,127
65,800	Franklin Resources, Inc.	8,640,198
31,300	Hartford Financial Services Group, Inc.	3,167,560
79,000	IntercontinentalExchange, Inc. (a)	10,033,000
126,700	JP Morgan Chase & Co.	6,601,070
17,000	Lazard Ltd., Class A	920,550
66,900	Merrill Lynch & Co., Inc.	6,036,387
161,500	Morgan Stanley	13,567,614

		59,220,450

Health Care (13.2%):
13,400	Bayer AG — Sponsored ADR	916,292
127,000	Medtronic, Inc.	6,722,110
136,200	Merck & Co., Inc.	7,006,128
7,500	Roche Holdings Ltd. — Sponsored ADR	709,166
305,000	Schering-Plough Corp.	9,677,650
66,200	Waters Corp. (a)	3,934,266
81,000	Wellpoint Health Networks, Inc. (a)	6,396,570

		35,362,182

Industrials (12.1%):
165,600	Equifax, Inc.	6,590,880
119,600	Honeywell International, Inc.	6,479,928
136,000	Ingersoll Rand Co., Class A	6,072,400
77,200	Jacobs Engineering Group, Inc. (a)	3,893,196
148,700	NutriSystems, Inc. (a)	9,219,400
2,700	Raytheon Co.	144,558

		32,400,362

See notes to financial statements.

First Funds

First Caliber Equity
Schedule of Portfolio Investments, Continued
April 30, 2007

	Security
Shares	Description	Value
Common Stocks, continued:
Information Technology (15.0%):
176,600	Avnet, Inc. (a)	$7,222,940
318,950	Cisco Systems, Inc. (a)	8,528,723
65,000	FactSet Research Systems, Inc.	3,998,150
33,000	FISERV, Inc. (a)	1,754,610
80,000	Mantech International Corp. (a)	2,454,400
51,000	NVIDIA Corp. (a)	1,677,390
230,000	Oracle Corp. (a)	4,324,000
254,200	THQ, Inc. (a)	8,482,654
83,000	Western Union Co.	1,747,150

		40,190,017

Telecom Services (3.5%):
246,000	AT&T, Inc.	9,525,120

Utilities (3.2%):
74,400	American Electric Power Co., Inc.	3,736,368
120,000	CenterPoint Energy, Inc.	2,259,600
55,500	ONEOK, Inc.	2,686,754

		8,682,722

Total Common Stocks		257,350,691

Investment Companies (2.5%):
6,809,935	First Elite Money Market (c)	6,809,935

Total Investment Companies		6,809,935

Mutual Fund (1.9%):
65,000	iShares MSCI EAFE Index Fund	5,145,400

Total Mutual Fund		5,145,400

Total Investments (Cost $175,070,726) (b) — (100.3%)		$269,306,026

Percentages indicated are based on net assets of $268,501,480.

(a)	Represents non-income producing securities.

(b)	Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes.

(c)	Affiliate.

ADR — American Depository Receipt
See notes to financial statements.

First Funds

First Sterling Income
Schedule of Portfolio Investments
April 30, 2007

Principal	Security
Amount	Description	Value
Corporate Bonds (53.2%):
Aerospace/Defense (0.9%):
$1,000,000	General Dynamics Corp., 4.50%, 8/15/2010	$987,464

Banking, Finance & Insurance (30.3%):
1,000,000	American International Group, Inc., 4.25%, 5/15/13	945,638
1,500,000	Bank of America Corp., 4.75%, 8/15/2013	1,460,046
2,000,000	Bank of New York Co., Inc., 3.63%, 1/15/2009	1,954,694
1,000,000	Bank One Corp., 6.00%, 2/17/09	1,013,664
1,000,000	BankAmerica Corp., 7.13%, 3/1/09	1,034,409
500,000	Capital One Bank, 4.25%, 12/1/08	492,666
1,000,000	Caterpillar Financial Services Corp., 3.63%, 11/15/07	990,649
1,000,000	Caterpillar Financial Services Corp., 4.30%, 6/1/10	978,668
2,000,000	CitiGroup, Inc., 3.88%, 11/3/08	1,956,980
1,000,000	CitiGroup, Inc., 3.63%, 2/9/09	976,703
1,000,000	CitiGroup, Inc., 4.75%, 12/15/10	978,272
2,000,000	Fifth Third Bank, 3.38%, 8/15/08	1,953,850
1,000,000	General Electric Capital Corp., 4.63%, 9/15/2009	992,292
2,000,000	General Electric Capital Corp., 5.88%, 2/15/2012	2,063,065
500,000	General Electric Capital Corp., 4.00%, 12/15/2013	455,204
1,000,000	Goldman Sachs Group, Inc., 4.13%, 1/15/2008	992,032
2,000,000	Goldman Sachs Group, Inc., 5.70%, 9/1/2012	2,039,309
1,000,000	Goldman Sachs Group, Inc., 4.75%, 7/15/2013	968,783
1,000,000	Huntington National Bank, 4.90%, 1/15/2014	963,888
1,000,000	International Lease Finance Corp., 4.50%, 5/1/08	990,199
1,000,000	John Deere Capital Corp., 3.75%, 1/13/2009	978,306
1,000,000	JP Morgan Chase & Co., 5.25%, 5/30/2007	999,836
500,000	Morgan Stanley, 5.30%, 3/1/13	501,603
1,150,000	Morgan Stanley Dean Witter, 6.60%, 4/1/2012	1,217,986
500,000	Nuveen Investments, 5.00%, 9/15/10	495,706
1,000,000	SLM Corp., 4.00%, 1/15/09	972,126
500,000	SLM Corp., 4.50%, 7/26/10	476,892
1,000,000	Textron Financial Corp., 5.13%, 2/3/2011	1,001,321
1,000,000	Washington Mutual, Inc., 5.00%, 3/22/2012	980,025
1,000,000	Wells Fargo Co., 3.50%, 4/4/08	983,424

		32,808,236

Computer Peripherals (0.9%):
1,000,000	Cisco Systems, Inc., 5.25%, 2/22/11	1,007,142

Energy (0.5%):
500,000	Tennessee Valley Authority, 5.38%, 11/13/2008	503,162

Food & Beverages (0.8%):
909,000	McDonald’s Corp., 5.95%, 1/15/08	912,580

Health Care (1.0%):
1,000,000	Humana, Inc., 6.45%, 6/1/16	1,036,748

Industrial Goods & Services (0.9%):
500,000	Cargill, Inc., 6.60%, 7/30/07	500,824
500,000	Weyerhaeuser Co., 6.75%, 3/15/12	526,625

		1,027,449

See notes to financial statements.

First Funds

First Sterling Income
Schedule of Portfolio Investments, Continued
April 30, 2007

Principal	Security
Amount	Description	Value
Corporate Bonds, continued:
Medical Instruments (0.5%):
$500,000	Medtronic, Inc., 4.38%, 9/15/10	$489,799

Multimedia (0.5%):
500,000	Walt Disney Co., 5.80%, 10/27/08	502,858

Paper and Related Products (0.9%):
1,000,000	Kimberly — Clark Corp., 4.88%, 8/15/2015	966,522

Personal Care (3.2%):
500,000	Avon Products, Inc., 6.55%, 8/1/07	500,726
1,000,000	Clorox Co., 4.20%, 1/15/10	978,341
1,000,000	Procter & Gamble Co., 3.50%, 12/15/2008	975,825
1,000,000	Procter & Gamble Co., 4.95%, 8/15/2014	985,841

		3,440,733

Pharmaceuticals (3.3%):
500,000	Abbott Laboratories, 4.35%, 3/15/14	475,312
2,000,000	American Home Products, 6.95%, 3/15/2011	2,127,301
1,000,000	Wyeth, 5.50%, 2/1/14	1,011,242

		3,613,855

Retail (4.9%):
2,000,000	Target Corp., 5.40%, 10/1/08	2,007,947
900,000	Wal-Mart Stores, Inc., 4.13%, 7/1/10	877,768
1,000,000	Wal-Mart Stores, Inc., 4.13%, 2/15/11	971,399
1,500,000	Wal-Mart Stores, Inc., 4.50%, 7/1/15	1,425,822

		5,282,936

Software (0.9%):
1,000,000	Oracle Corp., 5.00%, 1/15/11	997,165

Telecommunications (3.7%):
1,000,000	Comcast Corp., 5.30%, 1/15/14	991,589
1,000,000	GTE California, Inc., 6.70%, 9/1/09	1,029,544
500,000	New York Telephone Co., 6.00%, 4/15/2008	502,821
500,000	SBC Communications, Inc., 4.13%, 9/15/2009	489,083
1,000,000	SBC Communications, Inc., 5.10%, 9/15/2014	981,898

		3,994,935

Total Corporate Bonds		57,571,584

U. S. Government Agency Collateralized Mortgage Obligations (13.6%):
Fannie Mae (2.0%):
2,191,000	5.00%, 2/25/32	2,166,741

Freddie Mac (11.6%):
2,420,588	5.75%, 12/15/18	2,433,975
2,327,898	5.00%, 9/15/24	2,318,329
2,000,000	4.50%, 2/15/26	1,974,564
3,000,000	5.00%, 10/15/28	2,967,429
2,893,394	5.00%, 10/15/30	2,870,598

		12,564,895

Total U.S. Government Agency Collateralized Mortgage Obligations		14,731,636

See notes to financial statements.

First Funds

First Sterling Income
Schedule of Portfolio Investments, Continued
April 30, 2007

Shares or Principal	Security
Amount	Description	Value
U.S. Treasury Obligations (15.4%):
$4,000,000	4.75%, 5/15/14	$4,042,968
1,000,000	4.25%, 11/15/14	978,750
2,000,000	4.25%, 8/15/15	1,950,624
4,500,000	5.13%, 5/15/16	4,664,003
5,000,000	4.88%, 8/15/16	5,091,795

Total U.S. Treasury Obligations		16,728,140

U.S. Government Agency Securities (16.1%):
Fannie Mae (10.0%):
4,000,000	5.25%, 1/15/09	4,023,164
2,000,000	5.25%, 8/1/12	2,024,966
2,500,000	4.63%, 5/1/13	2,455,703
2,317,500	5.00%, 10/25/16	2,306,869

		10,810,702

Federal Home Loan Bank (3.9%):
2,635,000	5.88%, 11/15/07	2,643,171
600,000	5.87%, 9/2/08	606,809
1,000,000	5.89%, 3/30/09	1,017,858

		4,267,838

Freddie Mac (2.2%):
2,318,000	5.50%, 9/15/11	2,378,066

Total U.S. Government Agency Securities		17,456,606

Investment Companies (0.9%):
986,232	First Funds Elite Money Market (a)	986,232

Total Investment Companies		986,232

Total Investments (Cost $108,444,298) (b) — (99.2%)		$107,474,198

Percentages indicated are based on net assets of $108,352,638.

(a)	Affiliate.

(b)	Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes.
See notes to financial statements.

First Funds
First Elite Money Market
Schedule of Portfolio Investments
April 30, 2007

Shares or Principal	Security
Amount	Description	Value
U.S. Government Agency Securities (80.7%)
Federal Farm Credit Bank (24.3%)
$ 2,000,000	5.12%, 5/10/07*	$1,997,439
2,000,000	5.10%, 5/14/07*	1,996,317
2,000,000	5.07%, 6/8/07*	1,989,297
2,000,000	5.10%, 6/18/07*	1,986,400
2,000,000	5.08%, 6/26/07*	1,984,196
2,000,000	5.07%, 7/12/07*	1,979,720
2,000,000	5.11%, 7/16/07*	1,978,424
2,000,000	5.09%, 7/17/07*	1,978,226
2,000,000	5.09%, 8/16/07*	1,969,773
2,000,000	5.04%, 9/14/07*	1,961,920

		19,821,712

Federal Home Loan Bank (56.4%)
2,000,000	5.13%, 5/4/07*	1,999,146
2,000,000	5.13%, 5/9/07*	1,997,722
2,000,000	5.11%, 5/11/07*	1,997,161
2,000,000	5.12%, 5/16/07*	1,995,733
2,000,000	5.15%, 5/18/07*	1,995,131
2,000,000	5.08%, 5/21/07*	1,994,356
2,000,000	5.16%, 5/23/07*	1,993,699
2,000,000	5.14%, 5/30/07*	1,991,719
2,000,000	5.10%, 6/12/07*	1,988,100
2,000,000	5.07%, 6/15/07*	1,987,325
2,000,000	5.14%, 6/20/07*	1,985,736
2,000,000	5.12%, 6/22/07*	1,985,194
2,000,000	5.12%, 6/29/07*	1,983,231
2,000,000	5.13%, 7/5/07*	1,981,489
2,000,000	5.12%, 7/18/07*	1,977,813
2,000,000	5.12%, 7/20/07*	1,977,253
2,000,000	5.12%, 7/25/07*	1,975,841
2,000,000	5.12%, 7/27/07*	1,975,268
2,000,000	5.07%, 7/30/07*	1,974,650
2,000,000	5.08%, 8/8/07*	1,972,055
2,000,000	5.10%, 8/10/07*	1,971,383
2,485,000	3.75%, 8/15/07*	2,474,504
2,000,000	5.03%, 10/24/07*	1,950,847

		46,125,356

Total U.S. Government Agency Securities		65,947,068

Master Demand Notes (19.5%)
Federal Home Loan Bank (19.5%)
15,900,000	5.08%, 11/12/07**	15,900,000

Total Master Demand Notes		15,900,000

Investment Companies (0.1%)
99,227	Goldman Sachs Financial Square Federal Fund	99,227

Total Investment Companies		99,227

Total Investments (Cost $81,946,295) — (100.3%)		$81,946,295

Percentages indicated are based on net assets of $81,690,499.

*	Discount Note securities. The rate reflected on the Schedule of Portfolio Investments is the effective yield of the security.

**	Variable rate securities. The interest rate on these securities are adjusted periodically to reflect current interest rates. The rate represents the rate that was in effect on April 30, 2007.
See notes to financial statements.

First Funds
Statements of Assets And Liabilities
April 30, 2007

	First Caliber	First Sterling	First Elite
	Equity	Income	Money Market
Assets:
Investments, at value (cost $168,260,791; $107,458,066; $81,946,295)	$262,496,091	$106,487,966	$81,946,295
Investment in affiliates, at value (cost $6,809,935; $986,232; $0 )	6,809,935	986,232	—

Total Investments	269,306,026	107,474,198	81,946,295

Interest and dividends receivable	246,818	1,302,774	82,892
Receivable for capital shares issued	147,777	32,254	—
Receivable for investments sold	1,016,344	—	—
Prepaid expenses	3,238	602	1,035

Total Assets	270,720,203	108,809,828	82,030,222

Liabilities:
Payable to custodian	2,340	—	—
Distributions payable	—	369,696	302,061
Payable for investments purchased	1,973,166	—	—
Accrued expenses and other payables:
Investment advisory	154,625	43,763	8,092
Accounting	21	226	4
Administration	6,374	2,575	1,785
Co-Administration	2,261	893	—
Chief compliance officer	4,036	1,871	925
Distribution (Class A)	1,620	589	15
Transfer agent	3,842	2,828	920
Trustee	1,011	473	266
Other	69,427	34,276	25,655

Total Liabilities	2,218,723	457,190	339,723

Composition Of Net Assets:
Capital	145,551,112	116,295,123	81,690,505
Undistributed (distributions in excess of) net investment income	247,792	(1,040,899)	—
Accumulated net realized gains (losses) on investment transactions	28,467,276	(5,931,486)	(6)
Unrealized appreciation (depreciation) on investments	94,235,300	(970,100)	—

Net Assets	$268,501,480	$108,352,638	$81,690,499

Class A
Net Assets	$7,846,433	$2,882,361	$51,904

Shares outstanding*	764,856	300,784	51,904

Net asset value and redemption price per share	$10.26	$9.58	$1.00

Maximum Sales Load	3.00%	2.50%	—

Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent)	$10.58	$9.83	$1.00

Trust Class
Net Assets	$260,655,047	$105,470,277	$81,638,595

Shares outstanding*	25,418,026	11,011,664	81,641,477

Net asset value and redemption price per share	$10.25	$9.58	$1.00

*	Par value $0.001, unlimited number of authorized shares.
See notes to financial statements.

First Funds
Statements of Operations
For the year ended April 30, 2007

	First Caliber	First Sterling	First Elite
	Equity	Income	Money Market
Investment Income:
Interest	$163,332	$5,919,715	$3,908,412
Dividend	4,274,219	34,178	45,065
Income from affiliates	129,450	62,400	—

Total Income	4,567,001	6,016,293	3,953,477

Expenses:
Investment advisory	2,538,944	904,807	153,369
Administration	358,578	167,954	99,484
Co-Administration	137,990	64,631	38,343
Distribution (Class A)	20,207	8,102	123
Chief compliance officer	35,564	15,775	10,423
Accounting	3,757	12,812	2,341
Insurance	27,049	13,777	6,695
Legal fees	59,726	27,776	13,912
Professional	32,848	15,590	20,451
Registration and filing	3,466	3,452	4,026
Printing	26,491	12,923	9,371
Transfer agent	31,143	18,051	7,614
Trustees	18,137	8,694	4,505
Other	35,206	18,656	8,714

Total expenses before fee reimbursement	3,329,106	1,293,000	379,371
Expenses contractually reimbursed by Investment Advisor	(550,843)	(277,741)	(11,165)

Net expenses	2,778,263	1,015,259	368,206

Net investment income	1,788,738	5,001,034	3,585,271

Realized/Unrealized Gains (Losses) From Investments:
Realized gains (losses) on investment transactions	58,944,366	(1,025,489)	10
Change in unrealized appreciation (depreciation) on investment transactions	(31,894,294)	3,560,716	—

Net realized/unrealized gains (losses) on investment transactions	27,050,072	2,535,227	10

Change in net assets resulting from operations	$28,838,810	$7,536,261	$3,585,281

See notes to financial statements.

First Funds
Statements of Changes in Net Assets

	First Caliber		First Sterling		First Elite
	Equity		Income		Money Market
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	April 30,	April 30,	April 30,	April 30,	April 30,	April 30,
	2007	2006	2007	2006	2007	2006

Operations:
Net investment income	$1,788,738	$2,128,387	$5,001,034	$6,916,959	$3,585,271	$2,534,498
Realized gains (losses) on investment transactions	58,944,366	37,977,083	(1,025,489)	(702,581)	10	(16)
Change in unrealized appreciation (depreciation) on investments	(31,894,294)	343,363	3,560,716	(5,504,524)	—	—

Change in net assets from operations	28,838,810	40,448,833	7,536,261	709,854	3,585,281	2,534,482

Distributions To Shareholders:
Class A:
From net investment income	(29,726)	(27,669)	(128,615)	(157,861)	(2,156)	(564)
From net realized gains on investment transactions	(999,358)	(918,925)	—	—	—	—
Trust Class:
From net investment income	(1,662,041)	(2,048,725)	(5,317,762)	(7,553,602)	(3,583,115)	(2,533,934)
From net realized gains on investment transactions	(32,883,253)	(38,660,534)	—	—	—	—

Change in net assets from shareholder distributions	(35,574,378)	(41,655,853)	(5,446,377)	(7,711,463)	(3,585,271)	(2,534,498)

Capital Transactions:
Proceeds from shares issued	47,286,118	86,394,561	8,218,392	86,394,561	290,331,955	86,394,561
Dividends reinvested	31,623,973	1,691	121,820	1,691	2,164	1,691
Cost of shares redeemed	(134,919,291)	(45,458,864)	(59,190,818)	(45,458,864)	(272,602,595)	(45,458,864)
Change in net assets from capital transactions	(56,009,200)	(43,089,965)	(50,850,606)	(52,724,543)	17,731,524	(1,768,666)

Change in net assets	(62,744,768)	(44,296,985)	(48,760,722)	(59,726,152)	17,731,534	(1,768,682)

Net Assets:
Beginning of year	331,246,248	375,543,233	157,113,360	216,839,512	63,958,965	65,727,647

End of year	$268,501,480	$331,246,248	$108,352,638	$157,113,360	$81,690,499	$63,958,965

Undistributed (Distributions In Excess Of) Net Investment Income:	$247,792	$129,471	$(1,040,899)	$(1,257,421)	$—	$—

See notes to financial statements.

First Funds
Statements of Changes in Net Assets, Continued

	First Caliber		First Sterling		First Elite
	Equity		Income		Money Market
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	April 30,	April 30,	April 30,	April 30,	April 30,	April 30,
	2007	2006	2007	2006	2007	2006
Capital Transactions:
Class A Shares
Proceeds from shares issued	$2,719,198	$1,220,914	$1,583,735	$1,793,969	$163,504	$—
Dividends reinvested	1,022,752	946,227	121,727	150,028	2,164	563
Cost of shares redeemed	(4,526,217)	(3,050,036)	(2,775,627)	(1,861,590)	(132,109)	(420)

Change in net assets from Class A capital transactions	$(784,267)	$(882,895)	$(1,070,165)	$82,407	$33,559	$143

Trust Class
Proceeds from shares issued	$44,566,920	$8,148,635	$6,634,657	$7,202,082	$290,168,451	$265,971,483
Dividends reinvested	30,601,221	35,282,182	93	63	—	—
Cost of shares redeemed	(130,393,074)	(85,637,887)	(56,415,191)	(60,009,095)	(272,470,486)	(267,740,292)

Change in net assets from Trust Class capital transactions	$(55,224,933)	$(42,207,070)	$(49,780,441)	$(52,806,950)	$17,697,965	$(1,768,809)

Share Transactions:
Class A Shares
Issued	271,013	114,839	167,789	184,915	163,504	—
Reinvested	104,863	95,172	12,790	15,562	2,164	563
Redeemed	(450,025)	(282,822)	(293,473)	(193,948)	(132,109)	(420)

Net change in Class A shares	(74,149)	(72,811)	(112,894)	6,529	33,559	143

Trust Class
Issued	4,486,634	776,078	696,247	744,993	290,168,451	265,971,483
Reinvested	3,138,583	3,553,072	10	7	—	—
Redeemed	(13,014,454)	(8,251,031)	(5,942,416)	(6,243,295)	(272,470,486)	(267,740,292)

Net change in Trust Class shares	(5,389,237)	(3,921,881)	(5,246,159)	(5,498,295)	17,697,965	(1,768,809)

See notes to financial statements.

First Funds
Financial Highlights (for a share of capital stock outstanding throughout each period)

	Change In Net Assets Resulting					Less Dividends
	From Operations:					From:							Ratios/Supplemental Data:
			Net Realized		Change in								Ratio of		Ratio of		Ratio of
			and		Net Asset		Net		Net			Net	Expenses		Net		Expenses
	Net Asset		Unrealized		Value		Realized	Total	Asset			Assets,	to		Investment		to
	Value,	Net	Gains		Resulting	Net	Gains	Dividends	Value,			End Of	Average		Income to		Average
	Beginning	Investment	(Losses) on		From	Investment	(Losses) On	And	End of	Total		Period	Net		Average		Net		Portfolio
	of Period	Income	Investments		Operations	Income	Investments	Distributions	Period	Return(a)		(000’s)	Assets		Net Assets		Assets(b)		Turnover(c)

Class A
First Caliber Equity
Year Ended April 30, 2007	$10.47	$0.04	$1.14		$1.18	$(0.04)	$(1.35)	$(1.39)	$10.26	12.02%		$7,846	1.25%		0.40%		1.45%		81.98%
Year Ended April 30, 2006	10.54	0.03	1.12		1.15	(0.03)	(1.19)	(1.22)	10.47	11.60%		8,784	1.25%		0.34%		1.46%		27.84%
Year Ended April 30, 2005	10.34	0.03	0.28		0.31	(0.03)	(0.08)	(0.11)	10.54	2.98%		9,609	1.25%		0.25%		1.53%		20.23%
Year Ended April 30, 2004	8.40	— (d)	1.94		1.94	—	—	—	10.34	23.14%		9,214	1.24%		(0.08%)		1.51%		29.84%
Period Ended April 30, 2003 (e)	10.00	0.01	(1.60)		(1.59)	(0.01)	—	(0.01)	8.40	(15.87)	%(f)	759	1.24	%(g)	0.28	%(g)	1.54	%(g)	13.46%

First Sterling Income
Year Ended April 30, 2007	9.43	0.31	0.22		0.53	(0.38)	—	(0.38)	9.58	5.69%		2,882	1.03%		3.62%		1.24%		19.09%
Year Ended April 30, 2006	9.79	0.32	(0.32)		0.00	(0.36)	—	(0.36)	9.43	(0.02)%		3,901	1.03%		3.32%		1.25%		28.09%
Year Ended April 30, 2005	9.94	0.34	(0.09)		0.25	(0.40)	—	(0.40)	9.79	2.51%		3,986	1.03%		3.47%		1.31%		20.40%
Year Ended April 30, 2004	10.32	0.44	(0.41)		0.03	(0.41)	—	(0.41)	9.94	0.30%		4,055	1.02%		3.52%		1.35%		43.06%
Period Ended April 30, 2003 (e)	10.00	0.42	0.34		0.76	(0.44)	—	(0.44)	10.32	7.69	%(f)	431	1.02	%(g)	4.12	%(g)	1.32	%(g)	14.76%

First Elite Money Market
Year Ended April 30, 2007	1.000	0.044	—	(d)	0.044	(0.044)	—	(0.044)	1.000	4.51%		52	0.73%		4.37%		0.74%		N/A
Year Ended April 30, 2006	1.000	0.031	—	(d)	0.031	(0.031)	—	(0.031)	1.000	3.10%		18	0.73%		3.06%		0.76%		N/A
Year Ended April 30, 2005	1.000	0.011	—		0.011	(0.011)	—	(0.011)	1.000	1.11%		18	0.73%		1.12%		0.82%		N/A
Year Ended April 30, 2004	1.000	0.004	—	(d)	0.004	(0.004)	—	(0.004)	1.000	0.37%		17	0.72%		0.40%		0.82%		N/A
Period Ended April 30, 2003 (e)	1.000	0.008	—	(d)	0.008	(0.008)	—	(0.008)	1.000	0.81	%(f)	71	0.72	%(g)	0.72	%(g)	0.83	%(g)	N/A

Trust Class
First Caliber Equity
Year Ended April 30, 2007	10.47	0.13	1.07		1.20	(0.06)	(1.36)	(1.42)	10.25	12.21%		260,655	1.00%		0.66%		1.20%		81.98%
Year Ended April 30, 2006	10.54	0.06	1.12		1.18	(0.06)	(1.19)	(1.25)	10.47	11.90%		322,462	1.00%		0.59%		1.21%		27.84%
Year Ended April 30, 2005	10.34	0.05	0.28		0.33	(0.05)	(0.08)	(0.13)	10.54	3.23%		365,935	1.00%		0.51%		1.28%		20.23%
Year Ended April 30, 2004	8.40	0.02	1.94		1.96	(0.02)	—	(0.02)	10.34	23.38%		379,674	0.99%		0.21%		1.26%		29.84%
Period Ended April 30, 2003 (e)	10.00	0.03	(1.60)		(1.57)	(0.03)	—	(0.03)	8.40	(15.70)	%(f)	262,475	0.99	%(g)	0.41	%(g)	1.28	%(g)	13.46%

First Sterling Income
Year Ended April 30, 2007	9.42	0.33	0.23		0.56	(0.40)	—	(0.40)	9.58	6.07%		105,470	0.78%		3.88%		0.99%		19.09%
Year Ended April 30, 2006	9.78	0.34 (h)	(0.32	)(h)	0.02	(0.38)	—	(0.38)	9.42	0.23%		153,213	0.78%		3.57%		1.00%		28.09%
Year Ended April 30, 2005	9.94	0.36	(0.10)		0.26	(0.42)	—	(0.42)	9.78	2.66%		212,854	0.78%		3.73%		1.06%		20.40%
Year Ended April 30, 2004	10.32	0.40	(0.34)		0.06	(0.44)	—	(0.44)	9.94	0.55%		236,293	0.77%		3.79%		1.05%		43.06%
Period Ended April 30, 2003 (e)	10.00	0.44	0.34		0.78	(0.46)	—	(0.46)	10.32	7.95	%(f)	207,789	0.77	%(g)	4.43	%(g)	1.06	%(g)	14.76%

First Elite Money Market
Year Ended April 30, 2007	1.000	0.047	—	(d)	0.047	(0.047)	—	(0.047)	1.000	4.77%		81,639	0.48%		4.67%		0.49%		N/A
Year Ended April 30, 2006	1.000	0.033	—	(d)	0.033	(0.033)	—	(0.033)	1.000	3.36%		63,941	0.47%		3.33%		0.51%		N/A
Year Ended April 30, 2005	1.000	0.014	—		0.014	(0.014)	—	(0.014)	1.000	1.36%		65,709	0.48%		1.35%		0.56%		N/A
Year Ended April 30, 2004	1.000	0.006	—	(d)	0.006	(0.006)	—	(0.006)	1.000	0.62%		74,005	0.47%		0.62%		0.57%		N/A
Period Ended April 30, 2003 (e)	1.000	0.011	—	(d)	0.011	(0.011)	—	(0.011)	1.000	1.06	%(f)	89,302	0.47	%(g)	1.10	%(g)	0.57	%(g)	N/A

(a)	Total Return excludes sales charge on Class A.

(b)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Portfolio turnover is calculated on the basis of each Fund as a whole without distinguishing among the classes of shares issued.

(d)	Less than $0.005 per share.

(e)	For the period May 13, 2002 (commencement of operations) through April 30, 2003.

(f)	Not Annualized.

(g)	Annualized.

(h)	Calculated based on average shares outstanding.
See notes to financial statements.

First Funds
Notes to Financial Statements
April 30, 2007
1. Organization:
First Funds (formerly known as the Legacy Funds Group) (the “Trust”) was organized as a Massachusetts business trust on November 1, 2001, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Trust presently offers shares of First Caliber Equity (formerly known as The Multi-Cap Core Equity Fund), First Sterling Income (formerly known as The Core Bond Fund), and First Elite Money Market (formerly known as The Federal Money Fund), (individually referred to as a “Fund” and collectively as the “Funds”).
The Trust has an unlimited number of shares of beneficial interest, with a par value of $0.001 which may, without shareholder approval, be divided into an unlimited number of series of such shares, and any series may be classified or reclassified into one or more classes. The Trust is registered to offer two classes of shares: Trust Class and Class A. Shareholders of each class are entitled to one vote for each full share held and vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees has determined that the matter to be voted on affects only the interest of shareholders of a particular class or series.
Each Class A and Trust Class share of the Funds represents identical interests in each Fund’s investment portfolio and have the same rights, except that (i) Class A shares bear the expense of a distribution fee, which will cause Class A shares to have a higher expense ratio and to pay lower dividends than those related to Trust Class shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.
The Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims of losses pursuant to these contracts and expect the risk of loss to be remote.
2. Significant Accounting Policies:
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States (“GAAP”). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.
Securities Valuation:
Investments of First Elite Money Market are valued in accordance with Rule 2a-7 of the 1940 Act at amortized cost, which approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security.
Equity securities are generally valued on the basis of market quotations or official closing prices on the principal exchange on which the securities are traded or by an independent pricing service approved by the Board of Trustees. Equity securities quoted by NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Debt securities are generally valued on the basis of market quotations or official closing prices or by an independent pricing service approved by the Board of Trustees. Certain securities, such as U.S. Government securities, are valued at their market values determined on the latest bid prices in the principal market (closing sales prices if the principal market is an exchange)

First Funds
Notes to Financial Statements, Continued
April 30, 2007
in which such securities are normally traded. If market quotations or official closing prices or valuations from a pricing service are not readily available, or are determined not to accurately reflect fair value (such as when the value of which the security is principally traded (for example, a foreign exchange or market), but before the Fund calculates its NAV). The Fund may value those investments at fair value as determined in accordance with procedures approved by the Board of Trustees. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Debt instruments with maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that this does not result in a fair value. Such valuations received from a pricing service may be established through the use of electronic and matrix techniques. Investments in open-end investment companies are valued at their respective net asset values as reported by such companies. The differences between the cost and market values of investments are reflected as either unrealized appreciation or depreciation.
In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS No. 157). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles, and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of SFAS No. 157 will have on the Funds’ financial statement disclosures.
Security Transactions and Related Income:
During the period, security transactions were accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.
Securities Purchased on a When-Issued Basis and Delayed Delivery Basis:
Each Fund may purchase securities on a “when-issued” basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. The Fund records the transaction and reflects the value of the security in determining net asset value at the time the Fund makes the commitment to purchase a security on a when-issued basis. Normally, the settlement date occurs within one month of the purchase. No payment is made by the Fund and no interest accrues to the Fund during the period between purchase and settlement. The Fund’s segregate cash and marketable securities equal in value to commitments for when-issued securities. Securities purchased on a when-issued basis or delayed delivery basis do not earn income until the settlement date. The Funds held no when-issued securities as of April 30, 2007.
Repurchase Agreements:
Each Fund may acquire securities from financial institutions such as member banks of the Federal Deposit Insurance Corporation or from registered broker/dealers, which the investment advisor deems creditworthy, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. Each Fund may also invest in overnight tri-party repurchase agreements with multiple dealers and tri-party custodians. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the

First Funds
Notes to Financial Statements, Continued
April 30, 2007
basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by each Fund’s custodian, another qualified sub-custodian or tri-party custodian, or in the Federal Reserve/Treasury book-entry system. All repurchase agreements are fully collateralized by U.S. Government securities. As of April 30, 2007, the Funds held no tri-party repurchase agreements.
Variable and Floating Rate Demand and Master Demand Notes:
The Funds may, from time to time, purchase variable or floating rate demand notes issued by corporations, bank holding companies, financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity over one year but carry with them the right of the holder to put the securities to a remarketing agent or other entity at designated time intervals and on specified notice. The obligation of the issuer of the put to repurchase the securities may be backed up by a letter of credit or other obligation issued by a financial institution.
New Accounting Standards:
Financial Accounting Standards Board Interpretation (FIN) No. 48 – Accounting for Uncertainty in Tax Positions – An interpretation of SFAS No. 109, was issued in July 2006 and is effective for fiscal years beginning after December 15, 2006. This interpretation provides new requirements for the recognition, measurement, and disclosure in the financial statements of a tax position taken or expected to be taken in a tax return when there is uncertainty about whether that tax position will ultimately be sustained. Management has not yet completed its evaluation of the impact on the Funds, if any, of adopting FIN No. 48.
Other:
Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are pro-rated to each Fund on the basis of relative net assets or another appropriate method. Each class of shares bears its pro-rata portion of expenses, income and realized and unrealized gains or losses attributable to its series. Each class separately bears expenses related specifically to that class, such as distribution fees.
Dividends to Shareholders:
Dividends from net investment income are declared daily and paid monthly for First Sterling Income and First Elite Money Market . Dividends from net investment income, if any, are declared and paid quarterly for First Caliber Equity. Net realized capital gains, if any, are declared and distributed at least annually.
The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.
Dividends from net investment income and from net realized capital gains are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to different treatments of amortization and accretion of premium and market discount.

First Funds
Notes to Financial Statements, Continued
April 30, 2007
Federal Income Taxes:
It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.
3. Related Party Transactions:
First Financial Capital Advisors LLC (the “Advisor”), a separate, wholly-owned subsidiary of First Financial Bank, serves as investment advisor to the Funds. Under the terms of the Investment Advisory Agreement, the Advisor is entitled to receive fees based on a percentage of the average net assets of each of the Funds based upon the following schedule:

Annual Advisory Fee
Fund	(as a percentage of net assets)

First Caliber Equity	0.92%
First Sterling Income	0.70%
First Elite Money Market	0.20%
The Advisor has contractually agreed, until August 28, 2007, to waive and/or reimburse total expenses, including the above stated Advisory Fee, in order to limit the annual operating expenses to the following amounts:

Fund	Trust Class	Class A

First Caliber Equity	1.00%	1.25%
First Sterling Income	0.78%	1.03%
First Elite Money Market	0.48%	0.73%
The Funds have entered into an Omnibus Agreement with BISYS Fund Services Ohio, Inc. (“BISYS”) that sets the compensation level for the Co-Administration Agreement, Fund Accounting Agreement and Transfer Agency Agreement with BISYS or it’s affiliates. Pursuant to the Omnibus Fee Agreement the Trust will pay a single all-inclusive fee (“Omnibus Fee”). The Omnibus Fee makes up the Administration Expense on the Statement of Operations. The Accounting and Transfer Agent Expenses on the Statement of Operations consist of out-of-pocket expenses. The Omnibus Fee Is computed daily and paid monthly at the annual rate as follows:

Average Daily Net	Omnibus Fee Amount
Assets of the Fund	(as a percentage of net assets)

$0 — up to $500 million	0.130%
$500 million to $700 million	0.115%
$700 million to $900 million	0.105%
$900 million to $1 billion	0.090%
Over $1 billion	0.080%
The Funds have also entered into a separate Co-Administration Agreement with the Advisor. Pursuant to the Co-Administration Agreement, the Funds have agreed to pay the Advisor 0.05% of the Funds’ average daily net assets for the co-administrative services on behalf of the Funds.

First Funds
Notes to Financial Statements, Continued
April 30, 2007
The Funds have adopted a Distribution and Shareholder Services Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which the Funds are authorized to pay or reimburse BISYS as the Funds’ distributor, an amount, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of each Fund’s Class A shares, and may be used by BISYS to pay banks, broker/dealers and other institutions for distribution and / or shareholder servicing. As distributor, BISYS is entitled to receive commissions on sales of Class A shares of First Caliber Equity and First Sterling Income.
For the year ended April 30, 2007, BISYS received approximately $1,968 from commissions earned on sales of Class A shares of the Funds, all of which was reallowed to dealers of the Funds’ shares.
The Funds, except for First Elite Money Market, invested in affiliated securities, subject to compliance with the 1940 Act. A summary of the Funds’ investments in affiliated securities for the year ended April 30, 2007 is noted below:

Fund	Purchases	Sales	Dividends/Income

First Caliber Equity, investments in:
First Elite Money Market	$101,785,141	$94,975,206	$129,450
First Sterling Income, investments in:
First Elite Money Market	30,506,914	30,495,683	62,400
4. Purchases and Sales of Securities:
Purchases and sales of securities (excluding short-term and U.S. Government securities) for the year ended April 30, 2007 were as follows:

	Purchases	Sales
First Caliber Equity	$221,442,414	$311,480,042
First Sterling Income	2,791,124	21,354,678
Purchases and sales of U.S. Government securities for the year ended April 30, 2007, were as follows:

	Purchases	Sales
First Sterling Income	$21,359,838	$52,291,019
5. Federal Income Tax Information:
As of April 30, 2007, the tax cost and unrealized appreciation/(depreciation) of securities was as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation
Fund	Tax Cost	Appreciation	Depreciation	(Depreciation)

First Caliber Equity	$174,822,936	$94,511,031	$(27,940)	$94,483,091
First Sterling Income	110,000,787	501,817	(3,028,405)	(2,526,588)
     The character of dividends paid to shareholders during the year ended April 30, 2007 were as follows:

	Dividends paid from
		Net Long	Total			Total
	Ordinary	Term Capital	Taxable	Tax Exempt	Tax Return	Dividends
	Income	Gains	Dividends	Dividends	of Capital	Paid
First Caliber Equity	$1,670,417	$33,903,961	$35,574,378	$—	$—	$35,574,378
First Sterling Income	5,602,549	—	5,602,549	—	—	5,602,549
First Elite Money Market	3,524,978	—	3,524,978	—	—	3,524,978

First Funds
Notes to Financial Statements, Continued
April 30, 2007
The character of dividends paid to shareholders during the year ended April 30, 2006 were as follows:

	Dividends paid from
		Net Long				Total
	Ordinary	Term Capital	Total Taxable	Tax Exempt	Tax Return of	Dividends
	Income	Gains	Dividends	Dividends	Capital	Paid
First Caliber Equity	$2,309,689	$39,346,164	$41,655,853	$—	$—	$41,655,853
First Sterling Income	7,924,899	—	7,924,899	—	—	7,924,899
First Elite Money Market	2,432,634	—	2,432,634	—	—	2,432,634
As of April 30, 2007, the components of accumulated earnings on a tax basis were as follows: (The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the difference between book and tax amortization methods for premium and market discount as well as equalization.) The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes.

							Total
	Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
	Ordinary	Long-Term	Accumulated	Dividends	Capital and	Appreciation/	Earnings/
	Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)	(Deficit)
First Caliber Equity	$—	$28,467,276	$28,467,276	$—	$—	$94,483,091	$122,950,367
First Sterling Income	875,417	—	875,417	(378,695)	(5,912,618)	(2,526,588)	(7,942,484)
First Elite Money Market	302,328	—	302,328	(302,328)	(6)	—	(6)
Capital Loss Carryforwards:
At April 30, 2007, the following Funds had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations:

	Amount	Expires
First Sterling Income	$1,675,914	2011
First Sterling Income	457,748	2012
First Sterling Income	614,539	2014
First Sterling Income	2,955,914	2015
First Elite Money Market	6	2015
Post October Loss Deferral:
Capital losses incurred after October 31, within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds have incurred and will elect to defer such capital losses as follows.

Post-October Capital Losses
First Sterling Income	$208,503
6. Federal Income Tax Information (Unaudited):
For the fiscal year ended April 30, 2007, First Caliber Equity declared long-term realized gain distributions in the following amount:

15% Capital Gains
First Caliber Equity	$40,079,329

First Funds
Notes to Financial Statements, Continued
April 30, 2007
For the fiscal year ended April 30, 2007, the following percentage of the total ordinary income distributions paid by the Fund qualifies for the distributions received deduction available to corporate shareholders.

Dividends Received Deduction
First Caliber Equity	100%
For the fiscal year ended April 30, 2007, distributions paid by the Funds may be subject to a maximum tax rate of 15%, as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum rate of 15%. Complete information will be reported in conjunction with your 2007 Form 1099-DIV.

Qualified Dividend Income
First Caliber Equity	100%
7. Other Information (Unaudited):
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-888-494-8510; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-888-494-8510; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.
Schedules of Portfolio Investments for periods ending July 31 and January 31 are available, without charge, on the Securities and Exchange Commission’s website at http://www.sec.gov.

First Funds
Report of Independent Registered Public Accounting Firm
The Board of Trustees and Shareholders of the First Funds
(Formerly the Legacy Funds Group):
We have audited the accompanying statements of assets and liabilities of the First Funds (formerly the Legacy Funds Group) comprised of the First Caliber Equity (formerly the Multi-Cap Core Equity Fund), the First Sterling Income (formerly the Core Bond Fund) and the First Elite Money Market (formerly the Federal Money Fund) (collectively “the Funds”), including the schedules of portfolio investments, as of April 30, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the First Funds as of April 30, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Columbus, Ohio
June 25, 2007

First Funds
Additional Fund Information
April 30, 2007
(Unaudited)
Review and Approval of the Funds’ Advisory Agreements
At a meeting of the Trust’s Board of Trustees held on March 28, 2007, the Board, including those members who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”), considered the re-approval of the Investment Advisory Agreement between the Trust and First Financial Capital Advisors LLC (the “Advisor”), with respect to each Fund, and the Sub-Investment Advisory Agreement between the Advisor and Munder Capital Management (“Munder”), with respect to First Elite Money Market (formerly, The Federal Money Fund). The Board requested and received information from the Advisor and Munder reasonably necessary to evaluate the terms of the Advisory Agreements. The Independent Trustees were assisted in their evaluation by independent legal counsel and met with counsel in executive session separate from representatives of the Advisor and Munder. The Board considered each of the factors set for below.
Analysis of the Nature, Extent and Quality of the Services Provided to the Funds
The Trustees reviewed information provided by management describing the services provided to the Funds by the Advisor, Munder and BISYS, and discussed the nature, quality and extent of the services provided to the Funds pursuant to the respective Advisory Agreements and Co-Administration Agreements. The Trustees’ evaluation of the services provided by the Advisor and Munder took into account the Board’s knowledge and familiarity gained as Trustees of the Trust since the Funds were formed through the conversion of common trust funds advised by affiliates of the Advisor. Representatives of the Advisor noted the continued relationship of the Trust Class shareholders with First Financial Bank’s trust department and the role the Funds play as an investment allocation program for such shareholders. Representatives of the Advisor described, and the Trustees acknowledged, the benefits of the Advisor’s community-based orientation and personalized approaches to investment management. The Advisor described changes made in the manner in which the portfolios of First Caliber Equity (formerly, The Multi-Cap Core Equity Fund) and First Sterling Income (formerly, The Core Bond Fund) are managed, in order to respond to the concerns of the Trustees and management regarding such Funds’ investment performance. The Trustees noted that the Advisor had hired a new portfolio management team to provide day-to-day investment management of First Caliber Equity and First Sterling Income and had begun to implement further changes to such Funds’ investment approach. The Trustees reviewed information provided by the Advisor about the investment strategies employed by the new portfolio managers for First Caliber Equity and First Sterling Income and the qualifications and experience of those managers. Representatives of the Advisor also described the methodology for compensating the portfolio managers for First Caliber Equity and First Sterling Income and noted their belief that it provided meaningful incentives to earn higher returns for the Funds. The Trustees also reviewed the regulatory compliance services provided to the Trust by the Advisor and the Advisor’s oversight responsibilities with respect to Munder as sub-investment adviser to First Elite Money Market. The Board also discussed the Advisor’s marketing efforts for the Funds. Munder also provided information about its investment strategies for managing the day-to-day investment of First Elite Money Market’s portfolio and its compliance program which was reviewed by the Trustees. The Trustees noted that Munder continued to provide the same level and quality of services to the Fund following the sale of Munder by Comerica Bank, Munder’s former parent company, as it historically provided the Fund.
Comparative Analysis of each Fund’s Performance and Advisory Fee and Expense Ratio
The Trustees reviewed each Fund’s performance, advisory fee and expense ratio. The Board compared the performance of each of First Caliber Equity and First Sterling Income over various time periods ended December 31, 2006 to a group of comparison funds and Lipper averages. The funds in the comparison groups were bank-sponsored unaffiliated funds selected by BISYS based on investment objectives and policies similar to those of the respective Fund. The Trustees noted the relative underperformance during all time periods reviewed (one-, three-, five- and ten-year periods ended December 31, 2006) of First Caliber Equity and First Sterling Income versus the averages for the funds in the relevant comparison group and benchmark indexes. The Trustees discussed with the Advisor the reasons for the underperformance and the efforts employed by the Advisor to improve performance, including the hiring of the new portfolio management team. It was noted that in response to the Independent Trustees’ concern

First Funds
Additional Fund Information, Continued
April 30, 2007
(Unaudited)
regarding the performance of the Funds, the Advisor retained at its expense an independent consultant to review the Advisor’s investment management process and provide suggestions for improving that process. The Trustees then reviewed other changes that the Advisor had made to the Funds’ investment process in response, in part, to the independent consultant’s suggestions. The Trustees then reviewed the short-term performance of First Caliber Equity and First Sterling Income since the new portfolio management team assumed responsibility for managing the Funds in January 2007. The Trustees noted that performance had improved and, although recognizing that short period of time, the Trustees were encouraged that the Advisor’s efforts to improve the Funds’ performance would have a positive effect. The Board also reviewed information pertaining to First Sterling Income’s average portfolio maturity and its risk profile compared to those of the funds in its Lipper category and noted that the Fund appeared to have a lower risk profile than most of the funds in the category, which continued to contribute to First Sterling Income’s underperformance versus the Lipper averages. The Board also took into consideration the Advisor’s adherence to the relevant Fund’s investment objective and acceptable risk and client investment parameters. The Trustees reviewed the performance of First Elite Money Market, noting that the Fund’s Trust Shares had outperformed the Lipper U.S. Government Money Market Fund Index during the relevant time periods reviewed and that the performance of the Fund’s Class A Shares during each period reviewed was below the average for funds in its Lipper category.
The Trustees discussed each Fund’s advisory fee and expense ratio, noting the fee waiver and expense reimbursement arrangements contractually undertaken by the Advisor since the inception of the Funds. The Board was advised by representatives of the Advisor that the Advisor intended to continue waiving a portion of its fees until August 28, 2007. The Board compared each Fund’s advisory fee (contractual and actual after waiver of a portion of the contractual fee rate) and total expense ratio (before and after waiver) to those of a comparable group of unaffiliated funds in the relevant Fund’s Lipper category. The Board noted that, although the contractual advisory fee rates payable by First Caliber Equity and First Sterling Income were higher than the averages of the advisory fees paid by the relevant comparison funds, the actual rate of advisory fees paid by the Funds, after giving effect to the Advisor’s waiver of a portion of its fees, was lower than the average rate paid by the relevant comparison funds for Class A Shares of each Fund and for Trust Shares was slightly higher than the average rate paid by the comparison group of funds. The total expense ratios for First Caliber Equity and First Sterling Income were slightly higher than the averages for the comparable funds after fee waivers, except for Class A Shares of First Caliber Equity which was lower than the average total expense ratio for the comparable funds after fee waivers. With respect to First Elite Money Market, the contractual rate of the advisory fee for the Fund was lower than the average advisory fee paid by the comparison funds, and the total expense ratio of the Fund for Class A Shares was lower than the average and for Trust Shares was slightly higher than the average of the total expense ratio for the comparison funds after fee waivers. There were no other mutual funds or separate accounts with similar investment objectives, policies and strategies as the Funds that were managed by the Advisor.
Analysis of Profitability and Economies of Scale
The Advisor provided the Trustees with information concerning the costs to and estimated profits realized by the Advisor and its affiliates from the relationship with each Fund resulting from the Investment Advisory Agreement and the Co-Administration Agreement between the Trust and the Advisor. The Board reviewed the dollar amount of expenses allocated and profit received by the Advisor and the method used to determine such expenses and profit with respect to each Fund. The Board further reviewed the Advisor’s use of research services received from broker-dealers that execute transactions on behalf of First Caliber Equity and First Sterling Income and concluded that while such research services may benefit the Advisor, such Funds were the primary beneficiaries of these services. The Advisor’s representatives stated that neither the Advisor nor its affiliates receive any significant indirect benefits from managing the Funds. The Board also received profitability information from Munder, noting that Munder is compensated for its sub-advisory services to First Elite Money Market by the Advisor and not the Fund. Representatives of Munder stated that there were no discernible indirect benefits to Munder as a result of its relationship as sub-investment adviser to First Elite Money Market. The Board recognized the limitations involved in preparing profitability information given the structure of the Advisor and Munder within their

First Funds
Additional Fund Information, Continued
April 30, 2007
(Unaudited)
relevant corporate organizations. The Board noted that the estimated profitability percentages for managing the Funds’ portfolios were within the ranges determined by applicable court cases to be reasonable given the nature, extent and qualify of the services provided to the Funds. The Board also evaluated the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of Fund investors. It was noted that a discussion of economies of scale is predicated on increasing assets and that, if a Fund’s assets are not increasing (as is currently the case with each Fund), the possibility that the Advisor may have realized any economies of scale would be less. The Board also considered the fee waivers by the Advisor during these discussions and their effect on profitability.
Conclusions
At the conclusion of these discussions, each of the Independent Trustees expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to continuation of the Advisory Agreements. Based on their discussions and considerations as described above, the Board made the following conclusions and determinations.
• The Board concluded that the nature, extent and quality of the services provided by the Advisor and Munder are adequate and appropriate.
• The Board was satisfied with the Advisor’s efforts to improve performance and monitor and resolve the performance issues of First Caliber Equity and First Sterling Income, particularly the Advisor’s installing a new portfolio management team. The Board determined to closely monitor the new portfolio management team’s performance. The Board was generally satisfied with the overall performance of First Elite Money Market.
• The Board concluded that the fee paid by each Fund to the Advisor was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Advisor from the relationship with the Funds. The Board noted in particular the fee waivers and expense reimbursement arrangements undertaken by the Advisor during the periods reviewed.
• The Board determined that there were not at this time economies of scale to be realized by the Advisor in managing the Funds’ assets and that, to the extent that material economies of scale had not been shared with the Fund, the Board would seek to do so.
The Independent Trustees considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that approval of the Advisory Agreements was in the best interests of each, as applicable, Fund and its shareholders.

First Funds
Additional Fund Information, Continued
April 30, 2007
(Unaudited)
As a shareholder of First Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; redemption fees; and exchange fees; (2) ongoing costs, including management fees; distribution [and/ or service] 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in First Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 31, 2006 through April 30, 2007.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

				Expense	Expense
		Beginning	Ending	Paid During	Ratio During
		Account	Account	Period*	Period
		Value	Value	10/31/06	10/31/06
		10/31/06	4/30/07	- 4/30/07	- 4/30/07

First Sterling Income	Class A	$1,000.00	$1,020.90	$5.19	1.03%
	Trust Class	1,000.00	1,023.30	3.93	0.78%
First Caliber Equity	Class A	1,000.00	1,095.50	6.53	1.25%
	Trust Class	1,000.00	1,096.80	5.23	1.00%
First Elite Money Market	Class A	1,000.00	1,022.40	3.68	0.73%
	Trust Class	1,000.00	1,023.60	2.42	0.48%

Hypothetical Example For Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on each First Fund’s expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expense	Expense
		Beginning	Ending	Paid During	Ratio During
		Account	Account	Period*	Period**
		Value	Value	10/31/06	10/31/06
		10/31/06	4/30/07	- 4/30/07	- 4/30/07

First Sterling Income	Class A	$1,000.00	$1,019.80	$5.19	1.03%
	Trust Class	1,000.00	1,021.04	3.93	0.78%
First Caliber Equity	Class A	1,000.00	1,018.70	6.29	1.25%
	Trust Class	1,000.00	1,019.95	5.04	1.00%
First Elite Money Market	Class A	1,000.00	1,021.29	3.68	0.73%
	Trust Class	1,000.00	1,022.54	2.42	0.48%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal year divided by the number of days in the fiscal year.

**	Annualized.

First Funds
Trustees And Officers
April 30, 2007
(Unaudited)
The Trust’s Board of Trustees is responsible for the overall management of the Funds, including general supervision and review of its investment activities. The Trustees and executive officers of the Trust, and their principal occupations during the past five years, are listed below. The Trustees who are deemed to be an “interested person” of the Trust for purposes of the 1940 Act are marked with an asterisk “*”.

				Number of
	Position(s)	Term of Office;		Portfolios in
	Held with	Term Served in	Principal Occupation	Fund Complex
Name, Address and Age	the Trust	Office	During Past 5 Years	Overseen
William E. Karnatz, Sr. c/o First Funds 3435 Stelzer Road Columbus, OH 43219 Age 69	Trustee	Indefinite; Since: January 2002	From April 1995 to present, Attorney.	3

James A. Kingsbury c/o First Funds 3435 Stelzer Road Columbus, OH 43219 Age 62	Trustee	Indefinite; Since: January 2002	From March 2004 to present, Executive Director of University Hospital and Senior Vice President Health Alliance of Greater Cincinnati; from April 1987 to April 2004, President and CEO, Fort Hamilton Healthcare Corp.	3

James W. Schultz c/o First Funds 3435 Stelzer Road Columbus, OH 43219 Age 64	Trustee	Indefinite; Since: January 2002	Retired since 1998.	3

Frank Hall c/o First Funds 3435 Stelzer Road Columbus, OH 43219 Age 39	President and Trustee	Indefinite; Since: January 2007	From 2002 to present, Senior Vice President and Chief Financial Officer, First Financial Bancorp.	3

Patrick Keniston 100 Summer Street, Suite 1500 Boston, MA 02110 Age 43	Secretary	Indefinite; Since: November 2007	Counsel, Legal Services of BISYS Fund Services (since 2005; Attorney, Citigroup GTS Fund Services (2001 —- 2005); Senior Tax Consultant, PricewaterhouseCoopers LLP (1998 — 2001)	3

Eric Phipps 3435 Stelzer Road Columbus, OH 43219 Age 36	Chief Compliance Officer	Indefinite; Since: March 2007	From December 1995 through October 2004, Director of Compliance, BISYS Fund Services, Inc. From October 2004 through May 2006, Staff Accountant, Securities and Exchange Commission. From June 2006 through current, Vice President, BISYS Fund Services, Inc.	3

Trent M. Statczar 3435 Stelzer Road Columbus, OH 43219 Age 36	Treasurer	Indefinite; Since: May 2002	From June 1993 to present, employee of BISYS Fund Services, Inc.	3

The Funds’ Statement of Additional Information includes information about the Fund’s Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-888-494-8510.

Annual Report
April 30, 2007

Investment Advisor	Legal Counsel
First Financial Capital Advisors LLC	Stroock & Stroock & Lavan LLP
300 High Street	180 Maiden Lane
Hamilton, OH 45012	New York, NY 10038

Administrator and Distributor	Independent Registered Public
BISYS Fund Services Ohio, Inc.	Accounting Firm
3435 Stelzer Rd.	Ernst & Young LLP
Columbus, OH 43219	41 South High Street, Suite 1100
Columbus, OH 43215
Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, First Financial Bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Shares of the Funds involve risk, including possible loss of principle. Past performance is not indicative of future results.
This report is for the information of the shareholders of the First Funds. Its use in connection with any offering of the Fund shares is authorized only in case of a concurrent or prior delivery of the Fund current prospectus.
300 High Street • Hamilton, OH 45011
Toll Free (866) 295-4964
(888) 494-8510

Item 2.   Code of Ethics.
(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.
(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.
Item 3.   Audit Committee Financial Expert.
3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.
3(a)(2) The audit committee financial expert is James Kingsbury, who is “independent” for purposes of this Item 3 of Form N-CSR.
Item 4.   Principal Accountant Fees and Services.

	Fiscal Period 2007	Fiscal Period 2006
	Current Year	Previous Year

Audit Fees	$47,100	$44,250
Audit-Related Fees	$11,500	$11,000
Tax Fees	$6,700	$6,300
All Other Fees	$0	$0
(a) — For the fiscal years ended April 30, 2007 and April 30, 2006 Audit Fees for the First Funds totaled $47,600.00 and $44,250.00 respectively. These fees include the costs associated with the annual audits and filing of Forms N-1A.
(b) — For the fiscal years ended April 30, 2007 and April 30, 2006 Related Audit Fees for the First Funds totaled $11,500.00 and $11,000.00 respectively for services related to the work required to complete 17F-2 security counts.
(c) — For the fiscal years ended April 30, 2007 and April 30, 2006 Tax Fees for the First Funds totaled $6,700.00 and $6,300.00 respectively for services related to the work required to prepare and file the fund’s tax returns.
(d) — For the fiscal years ended April 30, 2007 and April 30, 2006 all Other Fees for the First Funds totaled $0.00 and $0.00 respectively.
(e) (1) Except as permitted by Rule 2-01 (c)(7)(i)(c) of Regulation S-X, the First Funds Audit Committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the Funds. Prior to the commencement of any audit or non-audit services to a Fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.
(e) (2) None of the services summarized in (b)-(d) above, were approved by the
Audit Committee pursuant to Rule 2-01 (c)(i)(c) of Regulation S-X.
(f) — Not applicable
(g) For the fiscal years ended April 30, 2006 and April 30, 2007 the Aggregate non-audit fees billed by Ernst & Young for services rendered to the Registrant and the Advisers and any entity controlling, controlled by, or under common control with the Advisers that provided ongoing services to the Registrant were $154,363 and $0 respectively.
(h) The Registrant’s audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5.   Audit Committee of Listed Registrants.
Not applicable.
Item 6.   Schedule of Investments.
Not applicable.
Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8.   Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10.   Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11.   Controls and Procedures.
(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12.   Exhibits.
(a)(1) — The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.
(a)(2) — Certifications pursuant to Rule 30a-2(a) are attached hereto.
(a)(3) Not applicable.
(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Funds

By (Signature and Title)*	/s/ Trent Statczar

Trent Statczar, Treasurer

Date	July 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Frank Hall

Frank Hall, President

Date	July 9, 2007

By (Signature and Title)*	/s/ Trent Statczar

Trent Statczar, Treasurer

Date	July 9, 2007